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                                                              EXHIBIT 32.2

SUMMIT PROPERTIES PARTNERSHIP, L.P. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Summit Properties Inc., the general partner of Summit Properties Partnership, L.P. (the "Operating Partnership") hereby certifies to his knowledge that the Operating Partnership's quarterly report on Form 10-Q for the quarterly period ended June 30, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.



Date:  August 14, 2003                            /S/ Gregg D. Adzema
                                                  -------------------------
                                                  Gregg D. Adzema
                                                  Executive Vice President and
                                                  Chief Financial Officer